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                         CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the captions "Service Providers" and "General Information About The Proxy Statement - Financial Statements and Experts" included in Pre-Effective Amendment No. 1 to the Registration Statement (Form N-14 Nos. 33-47703 and 811-6654) including the Joint Proxy Statement and Prospectus of BNY Hamilton Funds, Inc. filed with the Securities and Exchange Commission.

                                               /s/Ernst & Young LLP

New York, New York
July 2, 2002